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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
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                                    FORM 8-K
                                 CURRENT REPORT



                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): December 10, 2000


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                           PREMIER LASER SYSTEMS, INC.
             (Exact name of registrant as specified in its charter)


          California                      0-25242                33-0476284
(State or other jurisdiction of   (Commission File Number)    (I.R.S. Employer
        incorporation)                                       Identification No.)

                           3 Morgan, Irvine, CA             92718
               (Address of principal executive offices)   (Zip Code)


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       Registrant's telephone number, including area code: (949) 859-0656


                                       N/A
          (Former name or former address, if changed since last report)
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ITEM 5.           OTHER EVENTS

         Effective December 10, 2000, the entire board of directors of Premier Laser Systems, Inc. (the "Company") resigned. Prior to their resignation, the board of directors authorized Robert Mosier of Mosier and Company to act for the Company in all respects. On December 11, 2000 the Company filed an application with the United States Bankruptcy Court for the Central District of California to seek appointment of Robert Mosier of Mosier and Company as the estate representative in the Company's chapter 11 proceedings in that court.


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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       PREMIER LASER SYSTEMS, INC.



                                       By: /s/ Judith McCall
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                                          Judith McCall
Date: December 8, 2000                    Corporate Secretary